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                                                                    EXHIBIT 10.1

                          FIRST SUPPLEMENTAL INDENTURE

      First Supplemental Indenture (this "Supplemental Indenture"), dated as of August 12, 2004, among Ardent Health Services, Inc., a Delaware corporation, (the "Company"), Ardent Health Services LLC, a Delaware limited liability company, (the "Parent"), the Subsidiary Guarantors (as defined in the Indenture referred to herein) and U.S. Bank Trust National Association, as Trustee (the "Trustee").

                               W I T N E S S E T H

      WHEREAS, the Company, the Parent and the Subsidiary Guarantors have heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of August 19, 2003 providing for the issuance of 10% Senior Subordinated Notes due 2013 (the "Notes") of the Company;

      WHEREAS, Section 6 of the form of supplemental indenture attached to the Indenture as Exhibit F (the "Supplemental Indenture Form ") is inconsistent with
Section 11.06 of the Indenture;

      WHEREAS, the Company, the Parent, the Subsidiary Guarantors and the Trustee desire to enter into this Supplemental Indenture to amend the Supplemental Indenture Form in order to cure such inconsistency; and

      WHEREAS, pursuant to Section 9.01(a) of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture without the consent of any Holders of the Notes.

      NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Supplemental Indenture mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

      1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

      2. Amendment to Section 6(a): Section 6(a) of the Supplemental Indenture Form is hereby deleted in its entirety and replaced with the following:

            "6. Releases. (a) Any Guarantor shall be released and relieved of any obligations under its Note Guarantee, (i) in connection with any sale of all of the Capital Stock of that Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect to such transaction) a Restricted Subsidiary of the Company, if the sale of all of such Capital Stock of that Guarantor complies with Section
      4.10 of the Indenture, including the application of the Net Proceeds therefrom; (ii) in connection with the merger or consolidation of AHS Albuquerque Regional Medical Center, LLC, AHS West

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      Mesa Hospital, LLC, AHS Albuquerque Rehabilitation Hospital, LLC, AHS
      Northeast Heights Hospital, LLC, AHS Albuquerque Physician Group, LLC and Mesilla Valley Hospital with, or into, Lovelace Health Systems, Inc., if
      (A) the surviving Person is an HMO Subsidiary and is prohibited from providing a full and unconditional Guarantee of the Notes; (B) no such Subsidiary Guarantor has outstanding at the time of such consolidation or merger any indebtedness other than Indebtedness that it would otherwise be permitted to incur at such time as a Restricted Subsidiary that is not a Subsidiary Guarantor under Section 4.08 of the Indenture; and (C) the Company complies with Section 4.12 of the Indenture; or (iii) if the Company designated such Subsidiary Guarantor as an Unrestricted Subsidiary in accordance with the Indenture."

      3. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

      4. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

      5. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

      6. Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company.

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      IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed and attested, all as of the date first above written.

                                SUBSIDIARY GUARANTORS:

                                AHS ALBURQUERQUE HOLDINGS, LLC
                                AHS CUMBERLAND HOSPITAL, LLC
                                AHS KENTUCKY HOLDINGS, INC.
                                AHS KENTUCKY HOSPITALS, INC.
                                AHS LOUISIANA HOLDINGS, INC.
                                AHS LOUISIANA HOSPITALS, INC.
                                AHS MANAGEMENT COMPANY, INC.
                                AHS NEW MEXICO HOLDINGS, INC.
                                AHS RESEARCH AND REVIEW, LLC
                                AHS SAMARITAN HOSPITAL, LLC
                                AHS S.E.D. MEDICAL LABORATORIES, INC.
                                AHS SUMMIT HOSPITAL, LLC
                                ARDENT MEDICAL SERVICES, INC.
                                BEHAVIORAL HEALTHCARE CORPORATION
                                BHC ALHAMBRA HOSPITAL, INC.
                                BHC BELMONT PINES HOSPITAL, INC.
                                BHC CEDAR VISTA HOSPITAL, INC.
                                BHC COLUMBUS HOSPITAL, INC.
                                BHC FAIRFAX HOSPITAL, INC.
                                BHC FOX RUN HOSPITAL, INC.
                                BHC FREMONT HOSPITAL, INC.
                                BHC GULF COAST MANAGEMENT GROUP, INC.
                                BHC HEALTH SERVICES OF NEVADA, INC.
                                BHC HERITAGE OAKS HOSPITAL, INC.
                                BHC HOSPITAL HOLDINGS, INC.
                                BHC INTERMOUNTAIN HOSPITAL, INC.
                                BHC LEBANON HOSPITAL, INC.
                                BHC MANAGEMENT HOLDINGS, INC.
                                BHC MANAGEMENT SERVICES, LLC
                                BHC MANAGEMENT SERVICES OF INDIANA, LLC
                                BHC MANAGEMENT SERVICES OF KENTUCKY, LLC
                                BHC MANAGEMENT SERVICES OF NEW MEXICO, LLC
                                BHC MANAGEMENT SERVICES OF STREAMWOOD, LLC
                                BHC MEADOWS PARTNER, INC.
                                BHC MONTEVISTA HOSPITAL, INC.

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                                BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC
                                BHC OF INDIANA, GENERAL PARTNERSHIP
                                BHC OF NORTHERN INDIANA, INC.
                                BHC PHYSICIAN SERVICES OF KENTUCKY, LLC
                                BHC PINNACLE POINTE HOSPITAL, INC.
                                BHC PROPERTIES, INC.
                                BHC SIERRA VISTA HOSPITAL, INC.
                                BHC SPIRIT OF ST. LOUIS HOSPITAL, INC.
                                BHC STREAMWOOD HOSPITAL, INC.
                                BHC VALLE VISTA HOSPITAL, INC.
                                BHC WINDSOR HOSPITAL, INC.
                                BLOOMINGTON MEADOWS, G.P.
                                COLUMBUS HOSPITAL, LLC
                                INDIANA PSYCHIATRIC INSTITUTES, INC.
                                LEBANON HOSPITAL, LLC
                                MESILLA VALLEY GENERAL PARTNERSHIP
                                MESILLA VALLEY HOSPITAL, INC.
                                MESILLA VALLEY MENTAL HEALTH ASSOCIATES, INC. NORTHERN INDIANA HOSPITAL, LLC
                                VALLE VISTA, LLC
                                WILLOW SPRINGS, LLC

                                By:  /s/ Stephen C. Petrovich
                                     ------------------------------------------
                                     Name: Stephen C. Petrovich
                                     Title: Senior Vice President and Secretary

                                ARDENT HEALTH SERVICES, INC.

                                By:  /s/ Stephen C. Petrovich
                                     ------------------------------------------
                                     Name: Stephen C. Petrovich
                                     Title: Senior Vice President, General
                                            Counsel and Secretary

                                ARDENT HEALTH SERVICES LLC

                                By:  /s/ Stephen C. Petrovich
                                     ------------------------------------------
                                     Name: Stephen C. Petrovich
                                     Title: Senior Vice President, General
                                            Counsel and Secretary

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                                U.S. BANK TRUST NATIONAL ASSOCIATION,
                                AS TRUSTEE

                                By: /s/ Richard H. Prokosch
                                    ---------------------------------
                                    Name: Richard H. Prokosch
                                    Title: Vice President

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